Exhibit 99.1

Capitol Acquisition Corp.

(a development stage company)

Report of Independent Registered Public Accounting Firm

To the Audit Committee of the

Board of Directors

of Capitol Acquisition Corp.

We have audited the accompanying balance sheets of Capitol Acquisition Corp. (a development stage company) (the “Company”) as of November 14, 2007 and July 13, 2007, and the related statements of operations, changes in stockholders’ equity and cash flows for the periods from June 26, 2007 (inception) through November 14, 2007 and June 26, 2007 (inception) through July 13, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capitol Acquisition Corp. (a development stage company) as of November 14, 2007, and July 13, 2007, and the results of its operations and its cash flows for the periods from June 26, 2007 (inception) through November 14, 2007, and June 26, 2007 (inception) through July 13, 2007, in conformity with United States generally accepted accounting principles.

/s/ Marcum & Kliegman LLP

Marcum & Kliegman LLP

Melville, New York

November 16, 2007

Capitol Acquisition Corp.

(a development stage company)

Balance Sheets

	November 14, 2007	July 13, 2007
Assets
Current assets:
Cash	$866,994	$67,500
Cash held in Trust Account	246,325,000	—
Prepaid expenses	13,000	—

Total current assets	247,204,994	67,500
Deferred offering costs	—	42,500

Total assets	$247,204,994	$110,000

Liabilities and Stockholders’ Equity
Current liabilities:
Accrued expenses	$675	$1,000
Accrued offering costs	276,412	10,000
Notes payable to stockholders	95,000	75,000

Total liabilities	372,087	86,000

Common stock, subject to possible conversion, 7,499,999 shares at conversion value	73,897,490	—

Commitments and Contingencies	—	—
Stockholders’ equity: (1)
Preferred stock, $0.0001 par value, authorized 1,000,000 shares; none issued or outstanding	—	—
Common stock, $0.0001 par value; authorized 75,000,000 shares(2) ; issued and outstanding 32,187,500 shares (1) (less 7,499,999 subject to possible conversion) and 7,187,500 (1) (2) shares , respectively	2,468	718
Additional paid-in capital	172,934,736	24,282
Deficit accumulated during development stage	(1,787)	(1,000)

Total stockholders’ equity	172,935,417	24,000

Total liabilities and stockholders’ equity	$247,204,994	$110,000

(1)

This includes an aggregate of 937,500 shares of common stock subject to forfeiture by the initial stockholders to the extent that the underwriter’s over-allotment is not exercised in full so that the initial stockholders collectively own 20% of the issued and outstanding shares of common stock after the offering.

(2)

Share amounts have been retroactively restated to reflect the effect of a stock dividend of 0.25 shares of common stock for each share of outstanding common stock, declared on October 12, 2007 and the increase in authorized shares of common stock for 50,000,000 to 75,000,000 effective as of November 8, 2007 (see Note 7).

The accompanying notes are an integral part of these financial statements.

Capitol Acquisition Corp.

(a development stage company)

Statements of Operations

	For the Period from June 26, 2007 (inception) through November 14, 2007	For the Period from June 26, 2007 (inception) through July 13, 2007
Formation and operating costs	$(1,787)	$(1,000)

Net loss for the period	$(1,787)	$1,000)

Weighted average number of common shares outstanding — basic and diluted(1) (2)	7,310,739	7,187,500

Basic and diluted net loss per share(1)	$(0.00)	$(0.00)

(1)

This includes an aggregate of 937,500 shares of common stock subject to forfeiture by the initial stockholders to the extent that the underwriter’s over-allotment is not exercised in full so that the initial stockholders collectively own 20% of the issued and outstanding shares of common stock after the offering.

(2)

Share amounts and per share data have been retroactively restated to reflect the effect of a stock dividend of 0.25 shares of common stock for each share of outstanding common stock, declared on October 12, 2007 and the increase in authorized shares of common stock from 50,000,000 to 75,000,000 effective as of November 8, 2007 (see Note 7).

The accompanying notes are an integral part of these financial statements.

Capitol Acquisition Corp.

(a development stage company)

Statements of Changes in Stockholders’ Equity

For the period June 26, 2007 (inception) through November 14, 2007

	Common Stock(1) (2)		Additional paid-in capital(1) (2)	Deficit accumulated during development stage	Total stockholders’ equity
	Shares	Amount
Balance, June 26, 2007 (inception)	—	$—	$—	$—	$—
Issuance of stock to initial stockholders @ $0.003 per share (2)	7,187,500	718	24,282	—	25,000
Net loss for the period June 26, 2007 (inception) through July 13, 2007	—	—	—	(1,000)	(1,000)

Balance, July 13, 2007	7,187,500	718	24,282	(1,000)	24,000
Sale of 25,000,000 units, net of underwriter’s discount and offering expenses $10,190,306 (includes 7,499,999 shares subject to possible conversion)	25,000,000	2,500	239,807,194	—	239,809,694
Proceeds subject to possible conversion of 7,499,999 shares		(750)	(73,896,740)	—	(73,897,490)
Proceeds from issuance of sponsors’ warrants	—	—	7,000,000	—	7,000,000
Net loss for the period July 14, 2007 through November 14, 2007	—	—	—	(787)	(787)

Balance, November 14, 2007	32,187,500	$2,468	$172,934,736	$(1,787)	$172,935,417

(1)	This includes an aggregate of 937,500 shares of common stock subject to forfeiture by the initial stockholders’ to the extent that the underwriter’s over-allotment is not exercised in full so that the initial stockholders collectively own 20% of the issued and outstanding shares of common stock after the offering.
(2)	Share amounts have been retroactively restated to reflect the effect of a stock dividend of 0.25 shares of common stock for each share of outstanding common stock, declared on October 12, 2007 and the increase in authorized shares of common stock from 50,000,000 to 75,000,000 effective as of November 8, 2007. (see Note 7)

The accompanying notes are an integral part of these financial statements.

Capitol Acquisition Corp.

(a development stage company)

Statements of Cash Flows

	Period from June 26, 2007 (inception) through November 14, 2007	Period from June 26, 2007 (inception) through July 13, 2007
Cash Flows from Operating Activities
Net loss	$(1,787)	$(1,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:

Prepaid expenses	(13,000)	—
Accrued expenses	675	1,000

Net cash used in operating activities	(14,112)	—

Cash Flows from Investing Activities
Cash held in Trust Account	(246,325,000)	—

Net cash used in investing activities	(246,325,000)	—

Cash Flows from Financing Activities
Gross proceeds from initial public offering	250,000,000	—
Proceeds from notes payable, stockholders	95,000	75,000
Proceeds from issuance of stock to initial stockholders	25,000	25,000
Proceeds from issuance of sponsors’ warrants	7,000,000	—
Payment of offering costs	(9,913,894)	(32,500)

Net cash provided by financing activities	247,206,106	67,500

Net increase in cash	866,994	67,500
Cash at beginning of the period	—	—

Cash at end of the period	$866,994	$67,500

Supplemental Disclosure of Non-Cash Transactions:
Accrual of Offering Costs:
Deferred offering costs	$276,412	$10,000
Accrued offering costs	(276,412)	(10,000)

Total	$—	$—

The accompanying notes are an integral part of these financial statements.

CAPITOL ACQUISITION CORP.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

1. Organization, Business Operations and Significant Accounting Policies

Capitol Acquisition Corp. (the “Company”) was incorporated in Delaware on June 26, 2007 as a blank check company formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, one or more operating businesses or assets (a “Business Combination”).

The Company’s financial statements have been retroactively restated to reflect the effect of a stock dividend of 0.25 shares of common stock for each share of outstanding common stock declared on October 12, 2007 and the increase in authorized shares of common stock effective as of November 8, 2007 (see Note 7).

At November 14, 2007, the Company had not yet commenced any operations. All activity from June 26, 2007 (inception) through November 14, 2007 relates to the Company’s formation and the public offering described below. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective on November 8, 2007. The Company consummated the Offering on November 14, 2007 and received net proceeds of $239,809,694 and $7,000,000 from the sale of the Sponsor Warrants on a private placement basis (see Note 2). The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $246,325,000 (or approximately $9.85 per Unit) of the net proceeds of this Offering and the sale of the Sponsor Warrants (see Note 2) is being held in a trust account (“Trust Account”) and will be invested in United States “government securities” within the meaning of Section 2(a) (16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company is required to have all third parties (including any vendors or other entities the Company engages after this Offering) and any prospective target businesses enter into valid and enforceable agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. The Company’s Chief Executive Officer, has agreed that he will be personally liable to ensure that the proceeds in the Trust Account are not reduced by the claims of prospective target businesses or claims of vendors or other entities that are owed money by the company for services rendered or contracted for or products sold to the company. However, this agreement specifically provides for two exceptions to the personal indemnity he has given: The Company’s CEO will have no personal liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed a valid and enforceable agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (2) as to any claims under the Company’s indemnity with the underwriters of this Offering against certain liabilities, including liabilities under the Securities Act. However, the Company cannot assure you that he will be able to satisfy his indemnification obligations. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Except with respect to interest income that may be released to the Company of (i) up to $3,250,000 of interest accrued on the amount held in the Trust Account will be released by the Company in monthly installments to fund expenses related to investigating and selecting a prospective target business and the Company’s other working capital requirements and (ii) any additional amounts needed to pay income or other tax obligations. The proceeds held in trust will not be released from the Trust Account until the earlier of the completion of a Business Combination or the Company’s liquidation.

The Company, after signing a definitive agreement for a Business Combination with a target business or businesses, is required to submit such transaction for stockholder approval. Pursuant to the Company’s certificate of incorporation (“Certificate of Incorporation”), in the event that the stockholders owning 30% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers, directors and special advisors of the Company (“Initial Stockholders”) have agreed to vote all of their founders’ common stock (the “Founders’ Common Stock”) in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer apply.

CAPITOL ACQUISITION CORP.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS — (Continued)

1. Organization, Business Operations and Significant Accounting Policies (continued)

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares into cash from the Trust Account. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of Offering. Public Stockholders holding up to 30% of the aggregate number of shares owned by all Public Stockholder’s (minus one share) may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (29.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying November 14, 2007 balance sheet.

The Company’s Certificate of Incorporation was amended on November 8, 2007 to increase the number of authorized shares from 50,000,000 to 75,000,000 and to provide that the Company will continue in existence only until 24 months (“Target Business Acquisition Period”) from the effective date of the registration statement relating to the Offering (“Effective Date”) or November 8, 2009 . If the Company has not completed a Business Combination by such date, its corporate existence will cease except for the purposes of liquidating and winding up its affairs. In the event of liquidation, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Offering.

The Initial Stockholders have waived their rights to participate in any liquidation distribution, but only with respect to those shares of common stock owned by them prior to the Public Offering; they will participate in any liquidation distribution with respect to any shares of common stock acquired in connection with or following the Public Offering.

Reclassifications:

Certain accounts in the prior period financial statements have been reclassified for comparative purposes to conform to the presentation in the current period financial statements. These reclassifications have no effect on the previously reported net loss.

Loss Per Share:

The Company follows the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 128, “Earnings Per Share”. In accordance with SFAS No. 128, earnings per common share amounts (“Basic EPS”) is computed by dividing earnings by the weighted average number of common shares outstanding for the period. Common shares subject to possible conversion of 7,499,999 have been excluded from the calculation of basic earnings per share since such shares, if redeemed, only participate in their pro rata shares of the trust earnings. Earnings per common share amounts, assuming dilution (“Diluted EPS”), gives effect to dilutive options, warrants, and other potential common stock outstanding during the period. SFAS No. 128 requires the presentation of both Basic EPS and Diluted EPS on the face of the statements of operations. In accordance with SFAS No. 128, the Company has not considered the effect of its outstanding Warrants in the calculation of diluted earnings per share since the exercise of the Warrants is contingent upon the occurrence of future events.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

CAPITOL ACQUISITION CORP.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS — (Continued)

1. Organization, Business Operations and Significant Accounting Policies (continued)

Income Taxes:

Deferred income taxes, if applicable, are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. Management did not record the impact of deferred income taxes as they were deemed immaterial.

On June 26, 2007, the Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes,” and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company has identified its federal tax return and its state tax return in the District of Columbia as “major” tax jurisdictions, as defined. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on June 26, 2007 the evaluation was performed for the upcoming 2007 tax year which will be the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position. In addition, the Company did not record a cumulative effect adjustment related to the adoption of FIN 48.

The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from June 26, 2007 (inception) through November 14, 2007. The Company does not expect its unrecognized tax benefit position to change during the next twelve months. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position. The adoption of the provisions of FIN 48 did not have a material impact on the Company’s financial position, results of operations and cash flows.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Cash and Cash Equivalents:

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents are carried at cost, which approximates fair value.

SFAS No. 105, “Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk”, requires disclosure of significant concentrations of credit risk regardless of the degree of risk. At November 14, 2007, financial instruments that potentially expose the Company to credit risk consist of cash and cash held in Trust Account. The Company maintains its cash balances in various financial institutions. The Federal Deposit Insurance Corporation insures balances in bank accounts up to $100,000 and the Securities Investor Protection Corporation insures balances up to $500,000 in brokerage accounts. Management believes the risk of loss to be minimal since it intends to invest in or through major financial institutions.

Stock Based Compensation

The Company accounts for stock options and warrants using the fair value recognition provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123 (Revised 2004), “Share-Based Payment,” (“SFAS 123(R)”). SFAS 12(R) addresses all forms of share based compensation awards including shares issued under employment stock purchase plans, stock options, restricted stock and stock appreciation rights. Under SFAS 123(R), share based payment awards will be measured at fair value on the awards grant date, based on estimated number of awards that are expected to vest and will be reflected as compensation expense in the financial statements. The Company will only record compensation expense in connection with its share based payments upon the satisfaction of any contingencies associated therewith.

CAPITOL ACQUISITION CORP.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS — (Continued)

2. Initial Public Offering

On November 14, 2007, the Company sold 25,000,000 Units at an offering price of $10.00 per Unit. Each Unit consists of one share of the Company’s common stock and one Redeemable Common Stock Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $7.50 commencing the later of the completion of a Business Combination or November 7, 2008 and expiring November 7, 2012. The Company may redeem the Warrants, at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which the notice of redemption is given. In accordance with the warrant agreement relating to the Warrants sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised, unredeemed and worthless, and an investor in the Offering may effectively pay the full unit price solely for the shares of common stock included in the units (since the warrants may expire worthless).

The Company entered into an agreement with the underwriters of the Offering (the “Underwriting Agreement”). The Underwriting Agreement requires the Company to pay 3.75% of the gross proceeds of the Offering as an underwriting discount plus an additional 3.25% of the gross proceeds only upon consummation of a Business Combination. The Company paid an underwriting discount of 3.75% of the gross proceeds ($9,375,000) in connection with the consummation of the Offering and has placed 3.25% of the gross proceeds ($8,125,000) in the Trust Account. The Company did not pay any discount related to the warrants sold in the private placement. The underwriters have waived their right to receive payment of the 3.25% of the gross proceeds upon the Company’s liquidation if it is unable to complete a Business Combination.

Pursuant to letter agreements with the Company dated November 8, 2007, the Initial Stockholders have waived their right to receive distributions with respect to the Founders’ Common Stock upon the Company’s liquidation. They will participate in any liquidation distribution with respect to any shares of common stock acquired in connection with or following the Company’s Offering.

Pursuant to the Subscription Agreements dated as of October 12, 2007, the Company’s officers, directors and special advisors agreed to purchase from the Company, in the aggregate, 7,000,000 warrants for $7,000,000 (the “Sponsors’ Warrants”). The purchase and issuance of the Sponsors’ Warrants occurred simultaneously with the consummation of the Offering but was sold on a private placement basis. Management believes the purchase price of these warrants approximates the fair value of such warrants at the time of issuance. Therefore, the Company did not record compensation expense for the excess of the fair value of the warrants on the day of purchase over the $1.00 purchase price in accordance with SFAS 123(R). The proceeds the Company received from these purchases was placed in the Trust Account. The Sponsors’ Warrants are identical to the warrants included in the units sold in the offering, except that the Sponsors’ Warrants will not be transferable or salable by the purchasers of these warrants (subject to certain limited circumstances) until the Company completes a Business Combination, and will be exercisable on a cashless basis and will be non-redeemable by the Company, in each case, so long as they are held by the purchasers or their permitted transferees. If the Company does not complete such a Business Combination then the $7,000,000 will be part of the liquidation distribution to the Public Stockholders and the warrants will expire worthless. The purchasers of the Sponsors’ Warrants have agreed that the Sponsors’ Warrants will not be sold or transferred by them until after the Company has completed a Business Combination.

CAPITOL ACQUISITION CORP.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS — (Continued)

2. Initial Public Offering (continued)

Pursuant to a Registration Rights Agreement dated November 8, 2007, the Initial Stockholders and holders of the Sponsors’ Warrants (or underlying securities) are entitled to registration rights with respect to the Founders’ Common Stock or Sponsors’ Warrants (or underlying securities), as the case may be. The holders of the majority of the Founders’ Common Stock are entitled to elect to exercise these registration rights at any time commencing three months prior to the date on which the Founders’ Common Stock is to be released from escrow . The holders of the Sponsors’ Warrants (or underlying securities) are entitled to demand that the Company register such securities at any time 30 days after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Sponsors’ Warrants (or underlying securities) have certain “piggyback” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

3. Offering Costs

At July 13, 2007 deferred offering costs consisted of legal, accounting and travel related costs incurred through the balance sheet date that are related to the Offering and were charged to capital at the time of the closing of the Offering.

On November 14, 2007, accrued offering costs consist of printing, road show, accounting and professional expenses incurred through the balance sheet date that are related to the Offering and were charged to capital at the time of the closing of the Offering.

4. Note Payable, Stockholder

On July 13, 2007, the Company issued a $75,000 unsecured promissory note to Leland Investments, an entity controlled by Mark Ein, our Chief Executive Officer. Leland Investments Inc. loaned the Company an additional $20,000 and on September 10, 2007 the Company replaced the July 13, 2007 note with a $95,000 unsecured promissory note to Leland Investments Inc. The note is non-interest bearing and became payable upon the consummation of the Offering. Due to the short-term nature of the note, the fair value of the note approximated its carrying amount.

5. Commitments and Contingencies

The Company presently occupies office space provided by Venturehouse Group LLC (“Venturehouse”), an affiliate of Mark Ein, the Company’s Chief Executive Officer. Venturehouse has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. These services will be provided at no cost to the Company.

The Company has granted the underwriters a 30-day option to purchase up to 3,750,000 additional units to cover the over-allotment.

6. Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The Certificate of Incorporation prohibits it, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the common stock on a Business Combination.

CAPITOL ACQUISITION CORP.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS — (Continued)

7. Common Stock

The Company was authorized to issue 50,000,000 shares of common stock with a par value of $.0001 per share. The Company’s Certificate of Incorporation was amended on November 8, 2007 to increase the number of authorized shares of common stock from 50,000,000 to 75,000,000.

There were 32,000,000 shares of common stock reserved for issuance upon exercise of Warrants and the Sponsors’ Warrants.

On July 26, 2007, the Company issued 5,750,000 shares of our common stock to its Initial Stockholders, for $25,000 in cash, at a purchase price of approximately $0.004 per share. Effective October 12, 2007, the Company’s Board of Directors authorized a stock dividend of 0.25 shares of common stock for each outstanding share of common stock, leaving the Company with 7,187,500 shares of common stock outstanding. All references to the number of shares of common stock have been retroactively restated to reflect this transaction. The 7,187,500 shares of common stock outstanding includes an aggregate of 937,500 shares of common stock subject to forfeiture by our Initial Stockholders to the extent that the underwriters’ over-allotment option is not exercised in full so that our Initial Stockholders will collectively own 20% of our issued and outstanding shares after the Offering (assuming none of them purchased units in the Offering).

8. Legal

There is no material litigation currently pending against the Company or any members of its management team in their capacity as such.